AXP(R)
     Research
         Opportunities
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Research Opportunities Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 12 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of eight sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

If you were a shareholder of record on September 14, you will receive a proxy statement for a shareholder meeting to be held on November 13, 2002. Please take time to consider each proposal and vote promptly.

On behalf of the Board,

Arne H. Carlson


CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers with Portfolio Management            6

The Fund's Long-term Performance                         9

Investments in Securities                               10

Financial Statements (Portfolio)                        13

Notes to Financial Statements (Portfolio)               16

Independent Auditors' Report (Portfolio)                19

Financial Statements (Fund)                             20

Notes to Financial Statements (Fund)                    23

Independent Auditors' Report (Fund)                     30

Federal Income Tax Information                          31

Board Members and Officers                              32

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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

Major U.S. financial markets lost ground for the three-month period ending July 31, 2002, although a late rally put them above earlier lows. The same factors that have driven markets down for most of the year so far were still in play during this period. These include concerns about the truthfulness of accounting practices and the perception that stocks remain too expensive relative to company earnings. I expect we'll need to see consistent improvement in earnings before stocks rebound significantly. If corporate revenue growth becomes apparent and widespread, it will effectively make stock valuations cheaper. Increased demand should then have a positive impact on prices.

Economic fundamentals have continued to look positive despite volatility in the financial markets. Inflation and interest rates remain low, unemployment and job growth are at reasonable levels, and there are signs that business spending is beginning to pick up. In addition, a weaker dollar should help U.S. companies that export goods overseas, even though it crimps our wallets when we travel abroad. These and other factors make it highly unlikely that we will experience a so-called "double-dip" recession. I remain optimistic about the direction of the economy and believe that, eventually, markets will start paying attention to these very favorable conditions.

Nevertheless, we should remember that risk still exists. For one, bonds have been experiencing their own bear market. This has created something of a credit crunch for businesses, as liquidity declines and spreads widen. Related to this has been a crisis of confidence -- the unfortunate legacy of recent corporate scandal. In some cases, investors who thought they were buying high-quality corporate bonds were actually getting riskier high-yield securities due to dishonest accounting. Everyone agrees that some type of reform is needed, but the challenge for regulators will be to discourage misleading practices without sacrificing entrepreneurial incentive. Prudent regulation will boost confidence, while misguided efforts will simply make markets less efficient.

What I think all investors need to understand is that we're still working through the excess capacity and inflated demand forecasts that were created in the late `90s. This process has been painful, but it has helped to reorient expectations to levels that are more sustainable. Historically speaking, the late `90s were an aberration and will likely not be repeated soon.

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Economic and Market Update

However, a more sober outlook need not be cause for special concern. We should all ask ourselves, "Have my goals changed in the last couple of years?" For many of us, the answer will be "no." If you're saving for long-term goals like retirement, I would still advise a substantial weighting in equities for your portfolio. Over time, stocks will probably continue to outperform bonds or other investments. And if you're in retirement or getting close, you may want to invest more heavily in bonds and cash, with a smaller portion devoted to equities.

See your financial advisor or retirement plan administrator for more information about different types of securities and asset allocation.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

KEY POINTS
-- Economic fundamentals remain positive.

-- Credit "crunch" for business sector persists.

-- Re-evaluation of personal financial goals key.

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Fund Snapshot
         AS OF JULY 31, 2002

PORTFOLIO MANAGER
Portfolio manager                                        Joan Kampmeyer
Tenure/since                                                    1/10/02
Years in industry                                                    17

Portfolio manager                                          Tom Mahowald
Tenure/since                                                     6/5/02
Years in industry                                                    12

FUND OBJECTIVE
For investors seeking long-term growth of capital.

Inception dates
A: 8/19/96        B: 8/19/96        C: 6/26/00       Y: 8/19/96

Ticker symbols
A: IRDAX          B: IROBX          C: --            Y: --

Total net assets                                         $308.7 million
Number of holdings                                    approximately 110

STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X           LARGE
                       MEDIUM  SIZE
                       SMALL

PORTFOLIO ASSET MIX
Percentage of portfolio assets

(pie graph)

Common stocks 97.4%

Cash equivalents 2.6%

TOP FIVE SECTORS
Percentage of portfolio assets

Health care                                                        12.0%
Retail                                                              8.8
Banks and savings & loans                                           7.0
Multi-industry conglomerates                                        6.4
Insurance                                                           6.2

TOP TEN HOLDINGS
Percentage of portfolio assets

General Electric                                                    4.0%
Microsoft                                                           3.3
Wal-Mart Stores                                                     3.2
Pfizer                                                              3.0
Exxon Mobil                                                         3.0
Citigroup                                                           2.5
American Intl Group                                                 2.5
Procter & Gamble                                                    2.3
Johnson & Johnson                                                   2.3
Wells Fargo                                                         2.0

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

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5 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q: How did AXP Research Opportunities Fund perform for the 12-month period ended July 31, 2002?

A: The Fund's fiscal year performance was very disappointing. For the 12 months ended July 31, 2002, the Fund declined 27.24% (Class A shares, excluding sales charges), underperforming its benchmark, the S&P 500 Index, which fell 23.63%. The Lipper Large-Cap Core Funds Index fared somewhat better, and returned -22.18%.

Q:  What market conditions surrounded the Fund's fiscal year?

A: During the past fiscal year, the U.S. equity market continued its slide with few interruptions. Weak corporate profits, a second-half 2001 recession and layoffs all started last summer off on a sour note. The September 11, 2001 terrorist attacks and their aftermath resulted in an unprecedented four-day closing of the U.S. equity markets and sparked considerable investor gloom. However, aggressive monetary easing by the Federal Reserve Board, a government stimulus package and early signs of economic improvement led to a nearly 11% rebound in the S&P 500 Index during the last three months of 2001.

    Unfortunately, investor optimism was short lived. In December 2001, Enron filed for bankruptcy, and a crisis of confidence among investors ensued. There was no shortage of corporate scandals: CEO resignations, criminal probes, accounting restatements, bankruptcies and Arthur Andersen's collapse. Adding fuel to the fire were rising tensions in the Middle East and the U.S. dollar weaker against several important currencies. Investors fled the "darlings" of the late 1990s -- especially large-cap growth stocks.

(bar graph)
PERFORMANCE COMPARISON
For the year ended July 31, 2002

  0%
 -5%
-10%
-15%
-20%      (bar 1)       (bar 2)       (bar 3)
-25%      -27.24%       -23.63%       -22.18%
-30%

(bar 1) AXP Research Opportunities Fund Class A (excluding sales charge) (bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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Questions & Answers

(begin callout quote) > At certain times during the year the Fund was slightly overweighted in technology, a poorly performing sector, which hurt results. (end callout quote)

Q:  What factors significantly impacted the Fund's performance?

A: Two factors drove the Fund's fiscal year performance. A handful of stocks, primarily holdings in the financial and utilities sectors, accounted for most of the Fund's underperformance relative to the S&P 500 Index. Also, at certain times during the year the Fund was slightly overweighted in technology, a poorly performing sector, which hurt results.

    On the positive side, our strong stock selection within the healthcare and telecommunications sectors, as well as our decision to not own certain poorly performing stocks in these sectors, benefited performance.

Q:  What changes did you make to the portfolio?

A: Halfway through the period, in January 2002 we assumed responsibility for managing the Fund. Since that time, we have enhanced the portfolio in several ways. First, the Fund is now sector neutral to the S&P 500 Index -- meaning that the Fund will now reflect the same sector weights as those in the Index. Fund performance is therefore tied exclusively to our research analysts' best stock ideas without the impact of

AVERAGE ANNUAL TOTAL RETURNS
as of July 31, 2002

At Net Asset
Value (NAV)(1)          Class A        Class B         Class C        Class Y

1 year                  -27.24%        -27.93%         -28.05%        -27.30%
5 years                  -3.12%         -3.88%            N/A          -2.98%
10 years                   N/A            N/A             N/A            N/A
Since inception          +2.72%(2)      +1.92%(2)      -22.96%(3)      +2.87%(2)

With Sales Charge       Class A        Class B         Class C        Class Y

1 year                  -31.43%        -30.81%         -28.05%        -27.30%
5 years                  -4.26%         -4.00%         N/A             -2.98%
10 years                   N/A            N/A             N/A            N/A
Since inception          +1.70%(2)      +1.92%(2)      -22.96%(3)      +2.87%(2)

(1) Excluding sales charge.
(2) Inception date was Aug. 19, 1996.
(3) Inception date was June 26, 2000.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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Questions & Answers

    sector "bets." This change has effectively reduced the Fund's technology weighting from 30% to 15%. Second, the Fund at all times owns the largest S&P 500 Index stocks that combined represent 20% of the Index. Our rationale here is to ensure that the Fund always has representation in large influential stocks. Lastly, we have reduced the Fund's portfolio turnover -- that is, the volume of stocks purchased and sold during the year, which in turn lowered transaction costs. For the second half of the Fund's fiscal year, this approach did not, however, generate the returns we'd hoped. Additionally, our stock selection across the board was somewhat unsuccessful, thereby suppressing performance further.

Q:  How are you positioning the Fund moving forward?

A: We believe the Fund is well positioned for these challenging times. Our research staff's focus on fundamental analysis -- identifying solid companies at attractive valuations -- is consistent with current market conditions. The enhancements made to the Fund's portfolio construction process earlier this year should help future performance. With its sector-neutral structure and range of 80-125 holdings, we believe AXP Research Opportunities Fund offers a relatively lower risk alternative for those investors seeking a large-cap blend mutual fund investment with the potential for long-term capital growth.

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The Fund's Long-Term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Research Opportunities Fund Class A shares (from 9/1/96 to 7/31/02) as compared to the performance of two widely cited performance indices, Standard & Poor's 500 Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP RESEARCH OPPORTUNITIES FUND

$30,000

$22,500        (solid line) AXP Research Opportunities Fund Class A

$15,000        (dotted line) S&P 500 Index

$7,500         (dashed line) Lipper Large-Cap Core Funds Index

               9/1/96    7/97     7/98    7/99     7/00     7/01     7/02

(solid line) AXP Research Opportunities Fund Class A $11,055

(dotted line) S&P 500 Index(1) $15,230

(dashed line) Lipper Large-Cap Core Funds Index(2) $14,380

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Average Annual Total Returns
Class A with Sales Charge as of July 31, 2002

1 year                                            -31.43%
5 years                                            -4.26%
10 years                                             N/A
Since inception (8/19/96)                          +1.70%

Results for other share classes can be found on page 7.

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Investments in Securities

Aggressive Growth Portfolio
July 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (96.9%)
Issuer                                                Shares            Value(a)

Aerospace & defense (1.5%)
Boeing                                                36,400          $1,511,328
General Dynamics                                       7,000             566,440
Lockheed Martin                                       19,000           1,218,090
United Technologies                                   18,600           1,292,700
Total                                                                  4,588,558

Airlines (0.6%)
Southwest Airlines                                   132,700           1,832,587

Automotive & related (1.1%)
General Motors                                        53,300           2,481,115
Johnson Controls                                       9,900             802,098
Total                                                                  3,283,213

Banks and savings & loans (6.9%)
Bank of America                                       62,200           4,136,300
J.P. Morgan Chase                                    127,200           3,174,912
U.S. Bancorp                                         140,300           3,001,017
Washington Mutual                                     82,500           3,086,325
Wells Fargo                                          120,500           6,128,630
Zions Bancorp                                         38,200           1,929,482
Total                                                                 21,456,666

Beverages & tobacco (3.8%)
Anheuser-Busch                                        36,100           1,866,731
Coca-Cola                                            102,600           5,123,844
PepsiCo                                               61,500           2,640,810
UST                                                   70,400           2,071,872
Total                                                                 11,703,257

Building materials & construction (0.7%)
Weyerhaeuser                                          35,500           2,085,625

Chemicals (3.0%)
Air Products & Chemicals                              53,700           2,376,225
du Pont (EI) de Nemours                               37,900           1,588,389
Ecolab                                                51,900           2,384,805
Praxair                                               38,300           2,003,090
Rohm & Haas                                           26,500             993,750
Total                                                                  9,346,259

Communications equipment & services (1.9%)
Motorola                                             191,700           2,223,720
Verizon Communications                               107,900           3,560,700
Total                                                                  5,784,420

Computer software & services (5.0%)
Electronic Arts                                       13,100(b)          788,358
Intuit                                                61,500(b)        2,704,770
Microsoft                                            210,300(b)       10,083,885
Yahoo!                                               152,600(b)        2,009,742
Total                                                                 15,586,755

Computers & office equipment (5.5%)
Cisco Systems                                        401,100(b)        5,290,509
Dell Computer                                        184,800(b)        4,607,064
Intl Business Machines                                47,500           3,344,000
Pitney Bowes                                          40,100           1,563,900
State Street                                          49,200           2,091,000
Total                                                                 16,896,473

Electronics (4.0%)
Analog Devices                                        39,600(b)          954,360
Applied Materials                                    124,400(b)        1,849,828
Intel                                                268,900           5,052,631
Maxim Integrated Products                             40,800(b)        1,435,344
Texas Instruments                                    133,200           3,083,580
Total                                                                 12,375,743

Energy (5.7%)
Apache                                                34,020           1,752,030
ChevronTexaco                                         44,900           3,367,500
Conoco                                                53,100           1,280,772
Exxon Mobil                                          248,600           9,138,536
Kerr-McGee                                            21,800           1,019,586
Phillips Petroleum                                    21,900           1,133,325
Total                                                                 17,691,749

Energy equipment & services (0.9%)
Schlumberger                                          35,600           1,527,952
Transocean                                            45,800           1,167,900
Total                                                                  2,695,852

See accompanying notes to investments in securities.

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Common stocks (continued)
Issuer                                                Shares            Value(a)

Financial services (5.9%)
Capital One Financial                                 35,500          $1,125,350
Citigroup                                            229,500           7,697,430
Fannie Mae                                            40,000           2,995,600
Freddie Mac                                           33,800           2,093,910
MBNA                                                 128,550           2,492,585
Morgan Stanley                                        41,400           1,670,490
Total                                                                 18,075,365

Food (0.7%)
General Mills                                         49,600           2,055,920

Furniture & appliances (0.5%)
Whirlpool                                             26,600           1,526,042

Health care (11.8%)
Abbott Laboratories                                  101,000           4,182,410
Amgen                                                 52,500(b)        2,396,100
Baxter Intl                                           58,400           2,330,744
Forest Laboratories                                   21,100(b)        1,634,617
Johnson & Johnson                                    131,600           6,974,800
Medtronic                                             84,300           3,405,720
Pfizer                                               285,900           9,248,864
Pharmacia                                             61,500           2,751,510
Wyeth                                                 99,900           3,986,010
Total                                                                 36,910,775

Health care services (2.1%)
HCA                                                   53,300           2,505,100
McKesson                                              60,400           1,988,368
Tenet Healthcare                                      15,000(b)          714,750
UnitedHealth Group                                    14,000           1,227,240
Total                                                                  6,435,458

Household products (3.7%)
Avon Products                                         55,900           2,585,934
Gillette                                              53,450           1,757,436
Procter & Gamble                                      80,700           7,181,493
Total                                                                 11,524,863

Industrial equipment & services (0.2%)
Caterpillar                                           14,200             634,740

Insurance (6.2%)
ACE                                                   55,900(c)        1,770,353
American Intl Group                                  118,100           7,548,952
Hartford Financial Services Group                     36,800           1,862,080
John Hancock Financial Services                       50,700           1,678,170
Lincoln Natl                                          45,700           1,676,733
Marsh & McLennan                                      55,300           2,648,870
XL Capital Cl A                                       25,300(c)        1,874,730
Total                                                                 19,059,888

Leisure time & entertainment (1.4%)
Viacom Cl B                                          107,400(b)        4,180,008

Media (0.8%)
Gannett                                               35,400           2,545,614

Metals (0.7%)
Alcoa                                                 84,200           2,277,610

Multi-industry conglomerates (6.4%)
3M                                                    30,600           3,850,398
Cendant                                              148,900(b)        2,057,798
Danaher                                               25,300           1,569,865
General Electric                                     379,700          12,226,340
Total                                                                 19,704,401

Paper & packaging (0.7%)
Intl Paper                                            55,400           2,206,028

Real estate investment trust (0.3%)
Starwood Hotels & Resorts Worldwide                   32,300             830,110

Restaurants & lodging (0.9%)
Hilton Hotels                                        138,800           1,696,136
Yum! Brands                                           35,300(b)        1,090,770
Total                                                                  2,786,906

Retail (8.8%)
Best Buy                                              59,850(b)        1,969,065
Family Dollar Stores                                  66,700           2,020,343
Home Depot                                           140,000           4,323,200
Kroger                                               121,900(b)        2,374,612
Safeway                                               76,200(b)        2,119,884
Target                                                81,100           2,704,685
Wal-Mart Stores                                      199,900           9,831,082
Walgreen                                              50,000           1,766,500
Total                                                                 27,109,371

See accompanying notes to investments in securities.

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Common stocks (continued)
Issuer                                                Shares            Value(a)

Transportation (1.2%)
FedEx                                                 35,900          $1,829,105
Norfolk Southern                                      91,700           1,856,925
Total                                                                  3,686,030

Utilities -- electric (3.4%)
Dominion Resources                                    54,700           3,251,368
DTE Energy                                            36,100           1,478,656
Duke Energy                                          103,900           2,648,411
FPL Group                                             30,600           1,733,490
TXU                                                   35,700           1,539,741
Total                                                                 10,651,666

Utilities -- telephone (0.5%)
BellSouth                                             61,200           1,643,220

Total common stocks
(Cost: $364,969,841)                                                $299,171,172

Short-term securities (2.6%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (2.1%)
Federal Home Loan Mtge Corp Disc Nt
         09-17-02              1.71%                $600,000            $598,632
Federal Natl Mtge Assn Disc Nts
         08-08-02               1.84               1,500,000           1,499,452
         08-21-02               1.71               2,000,000           1,998,006
         10-16-02               1.74                 700,000             697,502
         10-23-02               1.70                 900,000             896,494
         10-23-02               1.71                 800,000             796,883
Total                                                                  6,486,969

Commercial paper (0.5%)
Gannett
         08-19-02               1.75               1,000,000(d)          999,076
Southern Co Funding
         08-16-02               1.75                 500,000(d)          499,611
Total                                                                  1,498,687

Total short-term securities
(Cost: $7,985,785)                                                    $7,985,656

Total investments in securities
(Cost: $372,955,626)(e)                                             $307,156,828

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2002, the value of foreign securities represented 1.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At July 31, 2002, the cost of securities for federal income tax purposes was $377,418,759 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  5,716,135
     Unrealized depreciation                                        (75,978,066)
                                                                    -----------
     Net unrealized depreciation                                   $(70,261,931)
                                                                   ------------

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Financial Statements

Statement of assets and liabilities
Aggressive Growth Portfolio

July 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $372,955,626)                           $307,156,828
Cash in bank on demand deposit                                   718,626
Dividends and accrued interest receivable                        282,249
Receivable for investment securities sold                        763,713
                                                                 -------
Total assets                                                 308,921,416
                                                             -----------

Liabilities
Accrued investment management services fee                         5,411
Other accrued expenses                                            31,595
                                                                  ------
Total liabilities                                                 37,006
                                                                  ------
Net assets                                                  $308,884,410
                                                            ============

See accompanying notes to financial statements.

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13 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Statement of operations
Aggressive Growth Portfolio

Year ended July 31, 2002
Investment income
Income:
Dividends                                                                $   5,724,527
Interest                                                                       507,678
   Less foreign taxes withheld                                                  (5,904)
                                                                                ------
Total income                                                                 6,226,301
                                                                             ---------
Expenses (Note 2):
Investment management services fee                                           2,638,359
Compensation of board members                                                   11,856
Custodian fees                                                                  57,518
Audit fees                                                                      18,750
Other                                                                            3,469
                                                                                 -----
Total expenses                                                               2,729,952
                                                                             ---------
Investment income (loss) -- net                                              3,496,349
                                                                             ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                         (113,634,873)
   Futures contracts                                                           138,579
                                                                               -------
Net realized gain (loss) on investments                                   (113,496,294)
Net change in unrealized appreciation (depreciation) on investments        (28,602,926)
                                                                           -----------
Net gain (loss) on investments                                            (142,099,220)
                                                                          ------------
Net increase (decrease) in net assets resulting from operations          $(138,602,871)
                                                                         =============

See accompanying notes to financial statements.

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14 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Statements of changes in net assets
Aggressive Growth Portfolio

Year ended July 31,                                                                 2002                  2001
Operations
Investment income (loss) -- net                                                $   3,496,349         $   6,747,835
Net realized gain (loss) on investments                                         (113,496,294)         (103,099,047)
Net change in unrealized appreciation (depreciation) on investments              (28,602,926)          (38,541,226)
                                                                                 -----------           -----------
Net increase (decrease) in net assets resulting from operations                 (138,602,871)         (134,892,438)
                                                                                ------------          ------------
Proceeds from contributions                                                        4,397,176             5,054,931
Fair value of withdrawals                                                       (157,127,612)         (146,750,384)
                                                                                ------------          ------------
Net contributions (withdrawals) from partners                                   (152,730,436)         (141,695,453)
                                                                                ------------          ------------
Total increase (decrease) in net assets                                         (291,333,307)         (276,587,891)
Net assets at beginning of year                                                  600,217,717           876,805,608
                                                                                 -----------           -----------
Net assets at end of year                                                      $ 308,884,410         $ 600,217,717
                                                                               =============         =============

See accompanying notes to financial statements.

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15 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Notes to Financial Statements

Aggressive Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Aggressive Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Aggressive Growth Portfolio invests primarily in equity securities of companies that comprise the S&P 500 Index. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

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16 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
17 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Research Opportunities Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $282,741 for the year ended July 31, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $626,880,406 and $774,168,644, respectively, for the year ended July 31, 2002. For the same period, the portfolio turnover rate was 144%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $51,732 for the year ended July 31, 2002.

Income from securities lending amounted to $1,745 for the year ended July 31, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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18 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Aggressive Growth Portfolio (a series of Growth Trust) as of July 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Aggressive Growth Portfolio as of July 31, 2002 and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 6, 2002

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19 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Financial Statements

Statement of assets and liabilities
AXP Research Opportunities Fund

July 31, 2002
Assets
Investment in Portfolio (Note 1)                                                                      $ 308,827,245
Capital shares receivable                                                                                     1,240
                                                                                                              -----
Total assets                                                                                            308,828,485
                                                                                                        -----------
Liabilities
Accrued distribution fee                                                                                      4,517
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   2,294
Accrued administrative services fee                                                                             495
Other accrued expenses                                                                                       75,735
                                                                                                             ------
Total liabilities                                                                                            83,042
                                                                                                             ------
Net assets applicable to outstanding capital stock                                                    $ 308,745,443
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     809,217
Additional paid-in capital                                                                              593,185,070
Accumulated net realized gain (loss) (Note 5)                                                          (219,461,075)
Unrealized appreciation (depreciation) on investments                                                   (65,787,769)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                              $ 308,745,443
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 189,354,817
                                                            Class B                                   $ 118,902,983
                                                            Class C                                   $     282,398
                                                            Class Y                                   $     205,245
Net asset value per share of outstanding capital stock:     Class A shares         48,582,409         $        3.90
                                                            Class B shares         32,210,670         $        3.69
                                                            Class C shares             76,432         $        3.69
                                                            Class Y shares             52,208         $        3.93
                                                                                       ------         -------------

See accompanying notes to financial statements.

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20 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Statement of operations
AXP Research Opportunities Fund

Year ended July 31, 2002
Investment income
Income:
Dividends                                                                                             $   5,723,665
Interest                                                                                                    506,404
   Less foreign taxes withheld                                                                               (5,903)
                                                                                                             ------
Total income                                                                                              6,224,166
                                                                                                          ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         2,729,542
Distribution fee
   Class A                                                                                                  693,461
   Class B                                                                                                1,794,096
   Class C                                                                                                    2,912
Transfer agency fee                                                                                       1,069,234
Incremental transfer agency fee
   Class A                                                                                                   74,452
   Class B                                                                                                   76,767
   Class C                                                                                                      143
Service fee -- Class Y                                                                                          255
Administrative services fees and expenses                                                                   263,650
Compensation of board members                                                                                11,481
Printing and postage                                                                                        128,542
Registration fees                                                                                            78,545
Audit fees                                                                                                    6,250
Other                                                                                                         3,576
                                                                                                              -----
Total expenses                                                                                            6,932,906
   Earnings credits on cash balances (Note 2)                                                                (8,075)
                                                                                                             ------
Total net expenses                                                                                        6,924,831
                                                                                                          ---------
Investment income (loss) -- net                                                                            (700,665)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                               (113,619,552)
   Futures contracts                                                                                        138,530
                                                                                                            -------
Net realized gain (loss) on investments                                                                (113,481,022)
Net change in unrealized appreciation (depreciation) on investments                                     (28,596,657)
                                                                                                        -----------
Net gain (loss) on investments                                                                         (142,077,679)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(142,778,344)
                                                                                                      =============

See accompanying notes to financial statements.

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21 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Statements of changes in net assets
AXP Research Opportunities Fund

Year ended July 31,                                                                  2002                  2001
Operations and distributions
Investment income (loss) -- net                                                 $    (700,665)        $     548,546
Net realized gain (loss) on investments                                          (113,481,022)         (103,085,570)
Net change in unrealized appreciation (depreciation) on investments               (28,596,657)          (38,537,820)
                                                                                  -----------           -----------
Net increase (decrease) in net assets resulting from operations                  (142,778,344)         (141,074,844)
                                                                                 ------------          ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                         (548,089)                   --
     Class B                                                                               --                    --
     Class C                                                                              (96)                   --
     Class Y                                                                             (693)                   --
   Net realized gain
     Class A                                                                               --           (63,547,161)
     Class B                                                                               --           (42,332,023)
     Class C                                                                               --               (27,210)
     Class Y                                                                               --               (37,723)
                                                                                     --------          ------------
Total distributions                                                                  (548,878)         (105,944,117)
                                                                                     --------          ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         43,870,066            60,791,841
   Class B shares                                                                  10,812,283            24,966,464
   Class C shares                                                                     159,554               265,362
   Class Y shares                                                                       9,017               110,852
Reinvestment of distributions at net asset value
   Class A shares                                                                     543,290            62,625,709
   Class B shares                                                                          --            41,987,018
   Class C shares                                                                          95                27,210
   Class Y shares                                                                         689                37,724
Payments for redemptions
   Class A shares                                                                (133,571,180)         (150,872,613)
   Class B shares (Note 2)                                                        (69,710,542)          (69,396,656)
   Class C shares (Note 2)                                                            (48,509)              (14,432)
   Class Y shares                                                                     (37,131)              (26,197)
                                                                                      -------               -------
Increase (decrease) in net assets from capital share transactions                (147,972,368)          (29,497,718)
                                                                                 ------------           -----------
Total increase (decrease) in net assets                                          (291,299,590)         (276,516,679)
Net assets at beginning of year                                                   600,045,033           876,561,712
                                                                                  -----------           -----------
Net assets at end of year                                                       $ 308,745,443         $ 600,045,033
                                                                                =============         =============
Undistributed net investment income                                             $          --         $     548,546
                                                                                -------------         -------------

See accompanying notes to financial statements.

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22 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Notes to Financial Statements

AXP Research Opportunities Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Aggressive Growth Portfolio
The Fund invests all of its assets in Aggressive Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies that comprise the S&P 500 Index.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of July 31, 2002, was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolios "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

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23 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $700,997 and accumulated net realized loss has been decreased by $52,329 resulting in a net reclassification adjustment to decrease paid-in capital by $753,326.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                          2002                      2001
--------------------------------------------------------------------------------
Class A
Distributions paid from:
     Ordinary income                     $548,089               $57,575,322
     Long-term capital gain                    --                 5,971,839

Class B
Distributions paid from:
     Ordinary income                           --                38,353,877
     Long-term capital gain                    --                 3,978,146

Class C
Distributions paid from:
     Ordinary income                           96                    24,653
     Long-term capital gain                    --                     2,557

Class Y
Distributions paid from:
     Ordinary income                          693                    34,178
     Long-term capital gain                    --                     3,545

As of July 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $          --
Accumulated gain (loss)                                       $(214,998,504)
Unrealized appreciation (depreciation)                        $ (70,250,340)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

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24 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $380,478 for Class A, $170,378 for Class B and $26 for Class C for the year ended July 31, 2002.

During the year ended July 31, 2002, the Fund's transfer agency fees were reduced by $8,075 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
25 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended July 31, 2002
                                             Class A          Class B            Class C         Class Y
Sold                                        9,259,194         2,412,020           35,293          1,898
Issued for reinvested distributions           110,287                --               20            139
Redeemed                                  (28,644,747)      (16,048,196)         (10,730)        (7,914)
                                          -----------       -----------          -------         ------
Net increase (decrease)                   (19,275,266)      (13,636,176)          24,583         (5,877)
                                          -----------       -----------           ------         ------

                                                               Year ended July 31, 2001
                                             Class A          Class B            Class C         Class Y
Sold                                        9,614,169         3,961,702           41,810         17,678
Issued for reinvested distributions        10,668,858         7,468,880            4,841          6,383
Redeemed                                  (23,350,130)      (11,279,771)          (2,624)        (4,028)
                                          -----------       -----------           ------         ------
Net increase (decrease)                    (3,067,103)          150,811           44,027         20,033
                                           ----------           -------           ------         ------

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2002.

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $214,998,504 as of July 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                             $ 5.37       $ 7.61        $7.94        $6.98        $6.86
Income from investment operations:
Net investment income (loss)                                         --          .02           --        (.01)          .02
Net gains (losses) (both realized and unrealized)                 (1.46)       (1.27)         .66         1.32          .65
Total from investment operations                                  (1.46)       (1.25)         .66         1.31          .67
Less distributions:
Dividends from net investment income                               (.01)          --           --           --           --
Distributions from realized gains                                    --         (.99)        (.99)        (.35)        (.55)
Total distributions                                                (.01)        (.99)        (.99)        (.35)        (.55)
Net asset value, end of period                                   $ 3.90       $ 5.37        $7.61        $7.94        $6.98

Ratios/supplemental data
Net assets, end of period (in millions)                            $189         $365         $540         $481         $337
Ratio of expenses to average daily net assets(c)                  1.22%        1.16%        1.14%        1.12%        1.12%
Ratio of net investment income (loss)
to average daily net assets                                        .15%         .37%         .02%         .04%         .30%
Portfolio turnover rate (excluding short-term securities)          144%         234%         160%         143%         148%
Total return(e)                                                 (27.24%)     (17.54%)       7.73%       19.21%       10.76%

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                             $ 5.12       $ 7.36        $7.76        $6.88        $6.82
Income from investment operations:
Net investment income (loss)                                       (.01)        (.02)        (.05)        (.02)        (.02)
Net gains (losses) (both realized and unrealized)                 (1.42)       (1.23)         .64         1.25          .63
Total from investment operations                                  (1.43)       (1.25)         .59         1.23          .61
Less distributions:
Distributions from realized gains                                    --         (.99)        (.99)        (.35)        (.55)
Net asset value, end of period                                   $ 3.69       $ 5.12        $7.36        $7.76        $6.88

Ratios/supplemental data
Net assets, end of period (in millions)                            $119         $235         $336         $276         $184
Ratio of expenses to average daily net assets(c)                  1.98%        1.92%        1.91%        1.88%        1.88%
Ratio of net investment income (loss)
to average daily net assets                                       (.62%)       (.39%)       (.73%)       (.72%)       (.46%)
Portfolio turnover rate (excluding short-term securities)          144%         234%         160%         143%         148%
Total return(e)                                                 (27.93%)     (18.19%)       7.03%       18.31%        9.92%

See accompanying notes to financial highlights.

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27 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                       2002         2001        2000(b)
Net asset value, beginning of period                             $ 5.13       $ 7.36        $7.50
Income from investment operations:
Net investment income (loss)                                       (.02)        (.02)         .02
Net gains (losses) (both realized and unrealized)                 (1.42)       (1.22)        (.16)
Total from investment operations                                  (1.44)       (1.24)        (.14)
Less distributions:
Distributions from realized gains                                    --        (.99)           --
Net asset value, end of period                                   $ 3.69       $ 5.13        $7.36

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--
Ratio of expenses to average daily net assets(c)                  1.99%        1.92%        1.91%(d)
Ratio of net investment income (loss)
to average daily net assets                                       (.61%)       (.36%)       (.50%)(d)
Portfolio turnover rate (excluding short-term securities)          144%         234%         160%
Total return(e)                                                 (28.05%)     (18.03%)      (1.87%)

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                             $ 5.42       $ 7.65        $7.96        $7.01        $6.88
Income from investment operations:
Net investment income (loss)                                         --          .04          .01           --          .03
Net gains (losses) (both realized and unrealized)                 (1.48)       (1.28)         .67         1.32          .65
Total from investment operations                                  (1.48)       (1.24)         .68         1.32          .68
Less distributions:
Dividends from net investment income                               (.01)          --           --         (.02)          --
Distributions from realized gains                                    --         (.99)        (.99)        (.35)        (.55)
Total distributions                                                (.01)        (.99)        (.99)        (.37)        (.55)
Net asset value, end of period                                   $ 3.93       $ 5.42        $7.65        $7.96        $7.01

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                  1.04%        1.00%         .97%        1.02%         .87%
Ratio of net investment income (loss)
to average daily net assets                                        .33%         .54%         .17%         .12%         .40%
Portfolio turnover rate (excluding short-term securities)          144%         234%         160%         143%         148%
Total return(e)                                                 (27.30%)     (17.29%)       7.99%       19.34%       10.93%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GROWTH SERIES, INC.
We have audited the accompanying statement of assets and liabilities of AXP Research Opportunities Fund (a series of AXP Growth Series, Inc.) as of July 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2002, and the financial highlights for each of the years in the five-year period ended July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Research Opportunities Fund as of July 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 6, 2002

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30 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

Federal Income Tax Information
         (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Research Opportunities Fund
Fiscal year ended July 31, 2002

Class A
Income distribution taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.00903

Class C
Income distribution taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.00137

Class Y
Income distribution taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.01323

--------------------------------------------------------------------------------
31 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
Texaco, Inc. 2000                                                     formerly with Texaco        Inc. (office equipment),
Westchester Avenue                                                    Inc., treasurer,            Reynolds & Reynolds
White Plains, NY 10650                                                1999-2001 and general       Company (information
Born in 1944                                                          manager, alliance           services), TECO Energy,
                                                                      management operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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32 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        Retired president and
901 S. Marquette Ave.                                                 professor of economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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33 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice president -
50005 AXP Financial Center                                            investment accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; vice
Born in  1955                                                         president - finance,
                                                                      American Express
                                                                      Company, 2000-2002;
                                                                      vice president -
                                                                      corporate controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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34 -- AXP RESEARCH OPPORTUNITIES FUND -- 2002 ANNUAL REPORT
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

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (9/02)

AXP Research Opportunities Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6356 K (9/02)